NN, Inc. Third Quarter 2024 Earnings Call October 31, 2024

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward- looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations. Forward Looking Statement & Disclosures 2

Harold Bevis President & Chief Executive Officer Chris Bohnert SVP & Chief Financial Officer 3

4 ▪ Accelerating Mobile transition alongside temporary NA auto market slowness • Initiating another plant closure and another round of cost reductions – goal is for NA to be 10% adjusted EBITDA • Successfully transitioning Auto business from NA and ICE-centric to be balanced with China and across platforms • Record sales and profits in China, record new sales awards, record capacity => 19% sales growth in China • Adding significant amount of new equipment to sell NN’s highest-value products for steering, braking, control systems to top global tier-1 customers and selective China tier-1 customers • Reducing NA cost structure and footprint ▪ Securing Future Growth - New business wins are exceeding rationalized business • On track to turn the corner in 2025 and deliver Y/Y volume growth • Continue to win new business at higher rates than rationalization and EOPs • New awards of $15 million in Q3, and $49 million YTD; $113 million in the last 21 months • On track for full-year new business win guidance, teeing up for a positive 2025 ▪ Strategic Refinancing Process Continues • Leverage ratio declined to 2.97x during the quarter; profitability and new wins aiding refinancing process • We remain focused on increasing new business wins in Stamped Products, Electrical Grid end markets, and Medical end markets Overall Comments

5 50% 40% 50% 40% 60% Fix Sales & Grow the Company Deleverage & Refi Debt Expand Margins Fix Unprofitable Areas New Leadership Q3’23 YTD Q3’24 YTD ($8.4) ($0.8) Q3’23 YTD % Q3’24 YTD % Mobile increased 11.4% 13.1% Power* increased 21.3% 21.5% NN* increased 14.9% 16.3% Transformation Plan Making Solid Progress 1. Cemented Top Leadership • Still strengthening Medical, Electrical Grid, Stamped products, & select plants 2. “Group of 7” money-losing plants being fixed, adj. EBITDA dramatic YTD 3. Gross Profit Margins are expanding 4. Reduced leverage • Down from 3.9x from Q2’23 to 3.0x • Sold Lubbock, paid off debt, gained operational flexibility to go faster 5. Declining and rationalized legacy sales will be fully offset by >$100M of new wins – Expect year-over-year Sales Growth in FY’25 Transformation ~50% Complete After 5 Quarters ($millions) *Excludes Lubbock improvement

NN's Markets Healthy, Business On Track

Primary End Market Outlook				
End Market	**~% of NN Revenue**	**Market Indicators**	**+/–**	**NN's Outlook vs. Market**
Global Passenger Vehicle	**40%**	Global light vehicle market sales in recovery; global demand remains mixed China market significantly outpacing US/EU in BEV, Y/Y, and share of EVs is increasing rapidly as China EV leaders are dominating other global brands US light vehicle forecast up modestly (LSD%) in FY25; Globally inventory and demand are balanced	↔	Expanding capacity in China to make highest value products; steering, braking, and fuel efficiency *The 'Connect and Protect'* product line is focused onto electrical connector, electrical harness and bus bar for vehicles and chargers
General Industrial, Other	**30%**	*Statista* forecasts approximately 3% growth	↗	Demand is generally steady for the industries that we serve
Power Grid and Electricity Control	**15%**	Global power grid market modest growth, driven by software and replacement Electrical distribution and control strong in Industrial, weaker in construction	↗	Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady
Commercial Vehicle	**10%**	Line haul to be down in FY'25, up significantly in FY'26 Market volatility in Class 6-8 higher than in passenger vehicles China now 1/3rd of global commercial trucks built	↔	NN's business is not expected to see much impact from market events Applications where NN operates are stronger than headline market demand
Medical Equipment, Surgical Tools, and Implants	**5%**	Orthopedic sales expected to increase approximately 3-4% year-over-year through 2026	↗	Focused on growing a robust pipeline of new programs and awards Expanded long-term goal to $100M net sales

BEYOND RELIABLE
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Organic Growth Program Continues to Perform 7 NN Has Now Secured $113 Million of New Awards from Q1’23 to Q3’24 – Growth Program Gaining Strength ▪ Strong wins continue in China market with NN’s top, highest-quality products ▪ Continued focus on Electrical end markets, Medical end markets, Stamped products ▪ Turnaround of underperforming plants and on-time-delivery a key enabler ▪ Winning new business both above market growth rates and higher than customer rationalization ▪ On pace to achieve goal of $55 to $70 million of new business wins in 2024 ▪ Expect year-over-year Sales Growth in 2025 Machined Parts: 73% Mobile Solutions-Asia: 38% Auto: 74% Existing Customers: 75% Stamped Parts: 23% Power Solutions Produced: 27% Non-Auto: 26% New Customers: 25% Mobile Solutions NA / EU / SA Produced: 35% Assemblies: 4%

8 New Product: Rear Wheel Steering (RWS) Components Global RWS market size and forecast ($100M USD) 0 1 2 3 4 5 6 7 8 2020 2022 2023 2024 2025 33% increase* China RWS market size and forecast ($6M USD) New NN Inc RWS parts Rear Wheel Steering (RWS) Advantages ▪ Unique and safety-related improvements in vehicle handling ▪ Reduced brake distance on surfaces of varying friction ▪ Improved agility at low speeds and in evasive maneuvers ▪ Improved trailer stabilization ▪ Increased comfort in automated driving mode ▪ Economical and safe solution using a modular kit system and functional safety compliant control unit (*) NN Estimate Source: Yiche.com Source: Yiche.com

$114.2 $113.6 Proforma Net Sales ($millions) Q3'23 Q3'24 1 1 .6% ($millions) Q3’23 Q3’24 Δ Net Sales $124.4 $113.6 ($10.8) Operating Income (Loss) ($2.7) ($3.8) ($1.1) Adj. Operating Income (Loss) $3.6 $1.3 ($2.3) Adj. EBITDA $14.5 $11.6 ($2.9) Adj. EBITDA Margin % 11.6% 10.2% (1.4%) Q3’23 Q3’24 Δ $114.2 $113.6 ($0.6) ($4.1) ($3.8) $0.3 $2.6 $1.3 ($1.3) $12.9 $11.6 ($1.3) 11.3% 10.2% (1.1%) Lubbock Rationalized Volume Customer Settlement Precious Metals FX Total ($5.6) ($2.4) ($1.1) - ($1.1) ($10.2) ($0.5) $0.9 ($1.1) ($0.7) - ($1.4) ($0.6) $1.4 ($1.1) ($0.7) - ($1.0) ($0.7) $0.9 ($1.1) ($0.7) - ($1.6) (0.5%) $12.9 $11.6 Proforma Adjusted EBITDA and Margin % ($millions) Q3'23 Q3'24 11.3% 10.2% Proforma Performance Commentary • Base business net sales down 0.5% • Organic growth in Power & Mobile China, offset by North America Mobile • Adjusted EBITDA impacted by unfavorable product mix Proforma Base Business PerformanceAs Reported Q3’23 Adjustments (10.1%) Quarterly Financial Highlights 9

Power Solutions – Stamped Products: Q3’2024 Highlights 10 $39.9 $45.5 $42.9 2023 2024Third Quarter $125.3 $129.9 $142.6 $141.3 2023 2024 Year-to-Date Proforma Net Sales ($millions) 2023 2024 As Reported (unadjusted) $6.9 $8.3 $6.4 2023 2024Third Quarter $18.8 $21.7 $23.6 2023 2024 Year-to-Date $22.1 Proforma Adj. EBITDA & Margin % ($millions) 2023 2024 As Reported (unadjusted) 17.3% 14.9% 15.0% 17.0% New Business Wins of $3.4 million in Q3’24 (+) Increasing level of opportunities, segment pipeline is ~$230 million (+) Adding additional specialists in Electrical Grid and Medical Sales Up 7.5%, or $3 Million, vs. Prior Year (+) Demand growth from a key electrical customer through backlog reduction after extended supply chain interruptions prior (+) Higher precious metals pass-through pricing Profitability and Margins (-) Less favorable product mix in the quarter Current Focus & Looking Forward • Adding capacity through new equipment with expanded capabilities • Focused on new business with focus on bus bars, electrical shields, connectors components, medical components Proforma adjustments include impacts from the sale of Lubbock and a favorable precious metals adjustment

11 12.6% 9.7% 11.8% $74.4 $70.7 $79.0 2023 2024Third Quarter $229.5 $216.6 $234.1 2023 2024 Year-to-Date Proforma Net Sales ($millions) $9.8 $8.9 2023 2024Third Quarter 12.6% $22.9 $25.6 2023 2024 Year-to-Date Proforma Adj. EBITDA & Margin % ($millions) 2023 2024 13.2% 10.0% 11.8% Mobile Solutions – Machined Products: Q3’2024 Highlights Q3’23 As Reported = $9.5 ‘23 YTD As Reported = $22.7 Proforma adjustments include rationalized volume, a customer settlement, and unfavorable foreign exchange impacts 2023 2024 As Reported (unadjusted) New Business Wins continue to be strong (+) Over $50 million won in LTM, and $11.5 million in Q3’24 (+) Winning with our best products (+) Turnarounds of underperforming plants helping China sales growth continues with top global tier-1 customers (+) China sales up 19% versus prior year period Profitability and Margins (-) Reduced volume (-) ‘23 one-time customer cost recovery not repeated in ‘24. (+) Closing 2 unprofitable plants in NA, opening 1 new low-cost plant in China Current Focus & Looking Forward • Correcting “Group of 7” with line of sight to breakeven adjusted EBITDA • Remain focused on steering, braking, vehicle control components, and high efficiency fuel injection products

Deleveraging Continues


Leverage*
3.9x
3.4x
3.2x
3.1x
3.2x
3.0x
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Strategic Refinancing Process Continues – Will Help Accelerate Transformation and Future Growth

- Leverage has meaningfully declined Y/Y – reflecting improved adjusted EBITDA, strategic divestiture of Lubbock
- Refinancing strategy centered on improving flexibility and capacity vs. existing debt structure
- Process is influenced by NN's evolving growth capital and capacity expansion needs as well as the Company's changing cost structure

Deleveraging remains part of long-term capital structure optimization, including preferred equity

(*) Leverage multiple defined as net debt / trailing twelve month adjusted EBITDA

BEYOND RELIABLE.

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13 FY’2024 Outlook Guidance Metric Forecast Range Net Sales $465 – $485 million Adjusted EBITDA $47 – $51 million Free Cash Flow $8 – $12 million New Business Wins $55 – $70 million ▪ Maintaining full-year 2024 outlook; subject to end market production ▪ Winning new business at strong rate; targeting power, electrical, medical, and high-precision auto parts ▪ Markets are opportunity rich overall ▪ Cash flows to be invested judiciously in support of new business program and cost rationalization ▪ Cost initiatives and footprint rationalization will continue to have positive impact

Appendix 14

15 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

16 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

17 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

18 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 19 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts